Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Annual Report of Collective Brands, Inc. (the “Company”) on Form 10-K for the period ending January 28, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael J. Massey, Chief Executive Officer and President, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 22, 2012

/s/ Michael J. Massey
Michael J. Massey
Chief Executive Officer and President (Principal Executive Officer)